Exhibit 99.1

Signature Page

	By:	/s/ Ernesto Carlos Leyva Pedrosa
Rafael Couttolenc Urrea		Attorney-in-Fact*
March 18, 2026

* The Power of Attorney for Rafael Couttolenc Urrea, which is filed as an exhibit to this Form 3, is hereby incorporated herein by reference.